Exhibit 10.4 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] = Indicates confidential information omitted from the exhibit. THIRD AMENDMENT TO EXCLUSIVE SUBLICENSE AGREEMENT This Third Amendment to Exclusive Sublicense Agreement (this “Amendment”) dated September 24, 2021, is entered into by and between Bach Biosciences, LLC, a Delaware limited liability company with a principal place of business at 75 Cambridge Parkway, E609, Cambridge, MA 02142, USA (“BACH”) and Point Biopharma Inc., a Delaware corporation with a principal place of business at 511 South Orange Avenue, No. 2093, Newark, New Jersey, 07103, USA (“POINT”, together with BACH, the “Parties”). Capitalized terms that are not defined herein have the meanings set forth in the Agreement (as defined below). WHEREAS, the Parties entered into that Exclusive Sublicense Agreement dated April 2, 2020, as amended by the First Amendment to Exclusive Sublicense Agreement effective April 14, 2020 and the Second Amendment to Exclusive Sublicense Agreement effective December 31 2020 (herein the “Exclusive Sublicense Agreement”) as now further amended by this Third Amendment to the Exclusive Sublicense Agreement (the “Amended Agreement”); and WHEREAS, the Parties have agreed to amend, which they desire to memorialize in this Amendment; NOW, THEREFORE, in reflection of these affirmations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows: 1. Payment Within [***] business days of the Effective Date, POINT shall pay to BACH three million two hundred and fifty thousand dollars (USD $3,250,000) as an “Amended License Fee”. 2. Amendments. Upon payment of the Amended License Fee, the following sections of the Exclusive Sublicense Agreement shall be hereby amended and restated with replacement or addition (as applicable) with the subsections below as follows: In Section 2 - Definitions 2.3 “BACH Patent Rights” refers to FAPi-Targeted Radiopharmaceutical patents and patent applications listed on Exhibit A and to the FAPi-targeted [***] and [***] Agents patents and patent applications listed on Exhibit D, and any United States and foreign patents issuing thereon and any continuing applications, divisions, continuation-in-part applications (CIPs), and any foreign patent application or equivalent corresponding thereto and any Letters patent or equivalent thereof issuing thereon or reissue, reexamination, supplementary protection certificate or extension thereof. 2.7 “Commercialization Option” means the option granted by BACH to POINT in accordance with Section 3.1 upon which exercise POINT is granted the worldwide

2 [***] = Indicates confidential information omitted from the exhibit. royalty bearing exclusive license to the optioned patent rights, know-how and materials for the Field. 2.15 “Field” means all uses of FAP-Targeted Radiopharmaceuticals, FAPi-targeted [***] Therapies and [***] Agents, including therapeutic, prophylactic, diagnostics and prognostics uses. 2.27 “Net Sales” means the gross amounts actually received by POINT or its Affiliates for sales of the Licensed Product or Licensed Process (or for materials to be used in a Licensed Process) less the following items to the extent that they are paid or actually allowed and/or are shown on the relevant invoice: quantity, trade or cash discounts actually granted for Licensed Product or Licensed Process; amounts repaid or credited and allowances including cash, credit or free goods allowances, given by reason of chargebacks, retroactive price reductions or billing errors and rebates (including government-mandated rebates) for Licensed Product or Licensed Process; amounts refunded or credited for Licensed Product or Licensed Process which was rejected, spoiled, damaged, outdated or returned; freight, shipment and insurance costs incurred transporting the Licensed Product or providing the Licensed Process to a third party purchaser; and taxes, tariffs, customs duties and surcharges and other governmental charges incurred in connection with the sale, exportation or importation of Licensed Product or Licensed Process. If Licensed Product or Licensed Process is in the form of a combination product including a radioisotope and is sold together for a single price, then POINT or its Affiliates may also deduct from Net Sales the actual out-of- pocket expense incurred in obtaining the radioisotope and incorporating the radioisotope into the Licensed Product (pro rata by the number of units in which the radioisotope is incorporated and sold). In the absence of separate reimbursement for infusion services, then POINT or its Affiliates may also deduct from Net Sales the actual out-of-pocket expense incurred in obtaining infusion services to administer the License Product or carry out the Licensed Process in the clinic. 2.29 “Option Period” means [***] days from receipt by POINT of an Option Notice. 2.39 “ROFN Notice” has the meaning given Section 3.10. 2.48 “FAPi-targeted [***] Therapies” or “FAPi-targeted [***]” is an FAP targeted [***].

3 [***] = Indicates confidential information omitted from the exhibit. 2.49 “[***] Agents” means [***] 2.50 “Option Notice” means a written notice delivered in accordance with Section 12.6 or electronically with confirmation of receipt by POINT, setting forth details of a new invention relating to FAPi Radiopharmaceuticals Inventions or FAPi-targeted [***] Inventions or [***] Agent Inventions for which BACH is triggering the Option Period during which POINT may exercise its Commercialization Option under Section 3.1. 2.51 “Licensed Patent Family” means each subset of patents and patent applications within the Bach Patent Rights which are, with the given subset, related to each other by a common priority claim. In Section 3 - Option Exercise and License Grants 3.1 Exclusive Commercialization Option: During the course of the Agreement, BACH will promptly disclose to POINT, in the form of an Option Notice, any new invention owned or exclusively controlled by BACH and directed to FAP-Targeted Radiopharmaceuticals (“FAPi Radiopharmaceuticals Inventions”) or which are directed to FAPi-targeted [***] (“FAPi-targeted [***] Inventions”) or which are directed to [***] Agents (“[***] Agent Inventions”). During the Option Period, POINT shall have the exclusive right to evaluate the new inventions for the purpose of determining whether or not to exercise the Commercialization Option. If during the Option Period POINT provides written notice to BACH, then the patent rights for the FAPi Radiopharmaceuticals Invention, [***] Invention or [***] Agent Invention to which the Option Notice applies shall be added to Exhibit A or Exhibit D accordingly (the parties agreeing to update those tables from time-to-time for clarity) and those inventions will thereafter be considered Bach Patent Rights and subject to terms and conditions of this Agreement, including the exclusive Commercial License below. 3.2 Maintenance of Commercialization Option: As partial consideration for this Amendment and the Commercialization Option POINT agrees (i) to make regular quarterly SRA Payments to BACH of no less than $[***] for FAP-targeted Radiopharmaceutical research and development until [***] ([***] quarters of SRA payments from the execution date of this Amendment), and (ii) to make regular quarterly SRA Payments to BACH of no less than $[***] for FAP-targeted [***] research and development until [***] ([***] quarters of SRA payments from the execution date of this Amendment), under the Sponsored Research Agreement (“Minimum SRA Payment”), to be paid to BACH by the first day of each calendar quarter commencing [***]. However, during such time as the Commonwealth of Massachusetts issues any stay-at-home advisory during the COVID19 pandemic, the Parties may agree to a reduced budget for the Work Plan, which if less than $[***] per quarter for each program will be

4 [***] = Indicates confidential information omitted from the exhibit. deemed to nevertheless satisfy the Minimum SRA Payment. If it is not possible for BACH to achieve the goals due to Tufts restrictions to on-campus research, the Parties agree, at the election of POINT, to put the Work Plan on-hold until Tufts restrictions to on-campus research are lifted. Failure to make the minimum required SRA Payment for a given quarter, unless the consequence of a True Up Event or by written consent from BACH and fails to cure such non-payment within [***] days from the date of written notice thereof by BACH, will result in the immediate end to any and all future obligations under the Commercialization Option. 3.3 Evaluation License: For the term of the Option Period, solely for the purpose of POINT’s evaluation of FAPi Radiopharmaceuticals Inventions, [***] Inventions and [***] Agent Inventions disclosed in an Option Notice, BACH grants POINT an exclusive, revocable, royalty free, non-assignable, non-transferrable license, with the limited right to sub-license to subcontractors only in furtherance of the permitted evaluation, to any related patent rights, know-how or materials for the evaluation purpose. 3.5 Commercialization License. Subject to the terms and conditions of this Agreement BACH grants to POINT and its Affiliates an exclusive, royalty bearing license (or sublicense under the Tufts License as the case may be) in the Licensed Patents, Licensed Know-How and Licensed Materials to research, develop, use, make, have made, import or have imported, export or have exported, offer for sale or have offered for sale, and/or sell or have sold Licensed Products in the Field and in the Territory and to provide Licensed Processes in the Field and in the Territory. (a) The foregoing Commercialization License includes the right to grant additional Sublicenses through multiple tiers subject to the terms set forth in Section 3.6 below. (b) If the Commercialization License granted in this Section 3.5 is to be exercised by Affiliates of POINT, then POINT shall provide written notice thereof to BACH accompanied by a written statement executed by an authorized representative of each such Affiliate indicating its agreement to be bound by the terms and conditions of this Agreement; provided, however, that any act or omission taken or made by an Affiliate of POINT under this Agreement will be deemed an act or omission by POINT under this Agreement. 3.10 Right of First Negotiation. During the Term of this Agreement, subject to the terms and conditions below, BACH grants to POINT a Right of First Negotiation (“ROFN”) to [***] (which are not FAPi Radiopharmaceuticals Inventions, FAPi- targeted [***] Inventions or [***] Agent Inventions subject to Exclusive Commercialization Option above) owned or controlled by BACH. Accordingly, before entering into any transaction pertaining to a [***] (a “[***] Transaction”) with any third party, BACH shall first notify POINT in writing (“ROFN Notice”) of the potential [***] Transaction, which notice shall include sufficient written detail of the proposed [***] as available to BACH and reasonably necessary for

5 [***] = Indicates confidential information omitted from the exhibit. POINT to make a determination of whether to exercise the ROFN. POINT shall have [***] days from the receipt of such notice to provide BACH with written notice that it desires to enter into good faith negotiations with BACH regarding the [***] Transaction. If POINT does not provide written notice that it is exercising its ROFN within such [***] day period, then BACH shall have no further obligation with respect to the ROFN and shall be free to negotiate and enter into a [***] Transaction with any third party provided that such [***] Transaction does not undermine or alter the terms and conditions of this Agreement, or any option exercised hereunder. If POINT properly exercises the ROFN as described above, then the Parties shall negotiate exclusively, reasonably and in good faith concerning the terms of a [***] Transaction for a period of [***] days. If the Parties using Commercially Reasonable Efforts do not execute and deliver an agreement with respect to the [***] Transaction within such [***] day period, then BACH shall be free to negotiate and enter into any transaction for the [***] Transaction with any third party; provided that if such third party transaction is, when taken as a whole, materially and substantially less favorable to BACH than the terms last offered to BACH by POINT, then BACH will provide written notice describing and offering POINT such transaction for the [***] for a period of [***] days (after POINT’s receipt of such notice) before entering such transaction with a third party. If POINT elects to pursue such [***] Transaction, it shall deliver written notice to BACH within such [***]-day period, and the Parties will proceed to negotiate and finalize definitive agreements. 3.11 Future Inventions. For any invention involving a FAPi Radiopharmaceuticals Invention, FAPi-targeted [***] Invention or [***] Agent Invention made solely or jointly by [***] after the Effective Date of the Amendment, in the instance that BACH does not fully own or control the patent rights to that invention, then upon POINT’s exercise of the Exclusive Commercialization Option to BACH’s rights in the invention or notice from BACH that such invention is not owned or controlled by BACH in any fashion, at POINT’s election BACH and [***] each shall exercise best efforts (without incurring more than $[***] in expenses to BACH) to i) assist POINT in obtaining exclusive control (such as by additional licensing) of such invention from any other co-inventors or co-owners or ii) for BACH to obtain rights to such invention in a manner whereby the invention can be subject to the Exclusive Commercialization Option. BACH shall provide POINT timely notice of any such invention that is not fully owned or controlled by BACH in any fashion to enable one or both of the Parties to pursue securing rights whereby the invention can be subject to the Exclusive Commercialization Option. In Section 4 - Diligence 4.1 Requirements. POINT agrees to use, and agrees to cause its Affiliates or Sublicensees to undertake to use Commercially Reasonable Efforts to proceed with the development, manufacture, and sale of one or more Licensed Products in the Field and the Territory for each Licensed Patent Family.

6 [***] = Indicates confidential information omitted from the exhibit. In Section 5 - Fees, Milestones, Royalties and Reports 5.1 Agreement Execution Fee. In partial consideration for the exclusive Commercialization License and Commercialization Option granted by BACH to POINT, POINT has paid BACH an upfront fee of six hundred thousand dollars (USD $600,000), the receipt of which is acknowledged by BACH, and an Amended License Fee of three million two hundred and fifty thousand dollars (USD $3,250,000). 5.2 <RESERVED> 5.3 Sublicense Income. In the event that, pursuant to Section 3.6 of this Agreement, POINT or an Affiliate grants a Sublicense, POINT agrees to pay BACH a percentage of any and all Sublicense Income received by POINT or an Affiliate from any and all Sublicensees or licenses. Such payments shall be made within [***] days after the end of each Calendar Quarter during the Term during which POINT or an Affiliate receives any Sublicense Income. The amount payable shall be equal to a percentage of the Sublicense Income received during the relevant Calendar Quarter as follows with the applicable Tiers 1-3 independently determined for each distinct Licensed Product or related family of Licensed Products: Tier 1: Sublicense Income from Sublicenses entered into prior to [***] [***]% shall be payable to BACH Tier 2: Sublicense Income from Sublicenses entered into after [***] but before [***] [***]% shall be payable to BACH Tier 3: Sublicense Income from Sublicenses entered into after [***] [***]% shall be payable to BACH In Section 6 – Patent Filings and Maintenance Paragraph 6.1 is amended by addition of the following sentence to the end of that paragraph: “In addition to reimbursement of ongoing Patent Expenses above, for the patent filings to be added to Exhibit A or Exhibit D pursuant to POINT exercises of an Option under Paragraph 3.1, POINT will also reimburse BACH within [***] days of the receipt of an invoice for all sunk Patent Expenses up to a maximum of [***] dollars (USD $[***]) per patent application family having a common priority date incurred by BACH prior to the exercise of the Option by POINT.” In Exhibits • Exhibit A is replaced in its entirety with the new Exhibit A attached as Appendix 1 hereto. • Exhibit D is added with the Exhibit D attached as Appendix 2 hereto.

7 [***] = Indicates confidential information omitted from the exhibit. 3. Except as herein specifically modified and amended herein, the Amended Agreement shall remain in full force and effect. In the event of any conflicts or discrepancies between the provisions of this Amendment and the Exclusive Sublicense Agreement, the provisions of this Amendment shall take precedence and prevail. For the convenience of the Parties, this Amendment may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties. IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives effective as of the Effective Date. Bach Biosciences, LLC Point Biopharma Inc. By: /s/ William Bachovchin By: /s/ Joe McCann _____________ Title: President and CEO Title: CEO Date: September 24, 2021 Date: September 24, 2021

[***] = Indicates confidential information omitted from the exhibit. Appendices Appendix 1 - Exhibit A – BACH Patent Rights (FAPi-Targeted Radiopharmaceutical) Appendix 2 - Exhibit D – BACH Patent Rights (FAPi-targeted [***] and [***] Agents) 31692087.3